Registration Rights Agreement

dated as of December 23, 2008

among

HC Innovations, Inc.,

the Subsidiary Guarantors Listed Herein and

the Noteholders Listed Herein

-i-

REGISTRATION RIGHTS AGREEMENT

          This Agreement is dated as of December 23, 2008, between HC Innovations, Inc., a Delaware corporation (and any successors thereto, the “Company”), the Subsidiary Guarantors listed herein and the Holders (as defined below).

          This Agreement is entered into pursuant to the Securities Amendment and Purchase Agreement dated as of December 23, 2008 among the Company and the Noteholders identified therein (the “Securities Amendment and Purchase Agreement”).

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, each of the parties to this Agreement agrees as follows:

          1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

          “Agreement” means this Agreement, as the same may be amended or supplemented from time to time in accordance with the terms hereof.

          “Affiliate(s)” has the meaning set forth in Rule 144.

          “Additional Effectiveness Deadline” has the meaning set forth in Section 2(b) of this Agreement.

          “Additional Filing Deadline” has the meaning set forth in Section 2(b) of this Agreement.

          “Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close

          “Commission” means the U.S. Securities and Exchange Commission.

          “Common Stock” means the common shares of the Company, $0.001 par value per share.

          “Company” has the meaning set forth in the preamble to this Agreement.

          “Convertible Notes” means the Senior Secured Convertible Notes to be issued by the Company pursuant to the Securities Amendment and Purchase Agreement.

          “Effective Date” means the date that a Registration Statement filed pursuant to Section 2(a) or Section 2(b), as applicable, is first declared effective by the Commission.

          “Effectiveness Deadline” means, as applicable, the Initial Effectiveness Deadline and any Additional Effectiveness Deadline.

          “Effectiveness Period” has the meaning set forth in Section 2(a) of this Agreement.

          “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

          “Filing Deadline” has the meaning set forth in Section 2(b) of this Agreement.

          “Grace Period” has the meaning set forth in Section 4(g) of this Agreement.

          “Holders” means those Persons designated as “Holders” on the signature pages hereof and their respective successors and assigns.

          “Indemnified Party” has the meaning set forth in Section 6(c) of this Agreement.

          “Indemnifying Party” has the meaning set forth in Section 6(c) of this Agreement.

          “Initial Effectiveness Deadline” has the meaning set forth in Section 2(a) of this Agreement.

          “Initial Filing Deadline” has the meaning set forth in Section 2(a) of this Agreement.

          “Inspectors” has the meaning set forth in Section 4(o) of this Agreement.

          “Losses” has the meaning set forth in Section 6(a) of this Agreement.

          “Note Shares” means the shares of Common Stock issuable upon conversion of the Convertible Notes pursuant to the terms of the Securities Amendment and Purchase Agreement and the Convertible Notes.

          “Person” means any individual, partnership, corporation, limited liability company, incorporated or unincorporated association, trust, joint venture, unincorporated organization, joint stock company, governmental unit or other entity of any kind.

          “Piggyback Notice” has the meaning set forth in Section 3(a) of this Agreement.

          “Piggyback Registration” has the meaning set forth in Section 3(a) of this Agreement.

          “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

          “Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A or 430B promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          “Records” has the meaning set forth in Section 4(o) of this Agreement.

          “Registrable Securities” means each of the Note Shares, the Warrant Shares and the shares of Common Stock from time to time held by the Holders, together with any securities issued or issuable in respect of such securities upon any stock split, dividend or other distribution, recapitalization or similar event, or any conversion price or exercise price adjustment with respect thereto.

          “Registration Statement” means collectively: (i) the initial registration statement which is required to register the resale of the Registrable Securities pursuant to Section 2(a), and (ii) each additional registration statement, if any, contemplated by Section 2(b), and including, in each case, the Prospectus, amendments and supplements to each such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          “Required Holders” means those Holders owning at least 66-2/3% of the Registrable Securities, being calculated for such purposes by aggregating (i) the number of Note Shares, Warrant Shares and shares of Common Stock held by all Holders that were issued on or prior to the date of calculation and (ii) the number of Note Shares and Warrant Shares that would be issuable if all Convertible Notes and Warrants, as the case may be, held by all Holders were converted or exercised, as the case may be, on such date of calculation.

          “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          “Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          “Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

          “Subsidiary Guarantor” has the meaning set forth in the preamble to this Agreement.

          “Unregistered Registrable Securities” has the meaning set forth in Section 2(b) of this Agreement.

          “underwritten offering” means a registration in which securities of the Company are sold to an underwriter for reoffering to the public.

          “Warrant Shares” means the shares of Common Stock issuable upon conversion of the Warrants issued to the Holders under the Securities Amendment and Purchase Agreement.

          2. Demand Registration Rights.

          (a) Initial Filing & Effectiveness Deadlines. (i) If, at any time subsequent to May 31, 2009, any Holder or group of Holders owning at least 20% of the Registrable Securities shall deliver a written request to the Company (a “Registration Request”) containing the matters set forth in the next following sentence, the Company shall within 30 days of receiving such request file with the Commission (an “Initial Filing Deadline”) a Registration Statement for an offering on a continuous or delayed basis pursuant to Rule 415 covering the resale of Registrable Securities held by the requesting Holder or Holders. Each Registration Request shall certify the following (i) the number of Registrable Securities held by the Holder making such Registration Request; and (ii) if less than all, the number of Registrable Securities of the requesting Holder to be covered by the Registration Statement. The requesting Holder shall give notice to the other Holders of its Registration Request at the same time as the requesting Holder delivers the request to the Company; and the other Holders shall have the right to include any or all of their Registrable Securities on such Registration Statement if it or they provide the Company with the necessary information regarding such Holder and the applicable Registerable Securities to be included in the Registration Statement within 20 Business Days of such request, subject to Section 2(c). Subject to the agreement of the Holders registering Registrable Securities, the Company shall also have the right to include any of its securities on such Registration Statement, subject to Section 2(c).

          (ii) The Company shall use its best efforts to cause any Registration Statement filed in response to a request pursuant to Section 2(a)(i) to be declared effective under the Securities Act as soon as possible but, in any event, no later than the earlier of:

          (A) 120 days after the Initial Filing Deadline, and

          (B) the tenth Business Day following the date on which the Company is notified by the Commission that the Registration Statement filed pursuant to Section 2(a)(i) will not be reviewed or is no longer subject to further review and comments (an “Initial Effectiveness Deadline”), and shall use its best efforts to keep the Registration Statement continuously effective under the Securities Act until the earliest of:

          (i) the date when all Registrable Securities covered by the Registration Statement have been sold;

          (ii) the date when all Registrable Securities have been sold pursuant to Rule 144;

          (iii) the date when all Registrable Securities covered by the Registration Statement may be sold without restriction pursuant to Rule 144, as determined by counsel to the Company pursuant to a written opinion letter to such effect, upon receipt by the Holders of a notice from the Company stating that the Company will deliver certificates without restrictive legends upon surrender by the Holders of the existing certificates along with appropriate seller’s and broker’s representation letters;

          (iv) the date two years after the date that the Registration Statement is declared effective by the Commission; or

          (v) the date when all Registrable Securities cease to be outstanding (together, the “Effectiveness Period”).

          (b) Possible Subsequent Registration. If the Commission does not permit all of the Registrable Securities to be included in the Registration Statement initially filed pursuant to Section 2(a)(i) as a result of the Commission’s application of Rule 415, then the Company shall prepare and file as soon as possible after the date on which the Commission indicates as being the first date or time that such filing may be made (which shall be the later of sixty (60) days following the sale of substantially all of the Registrable Securities included in such initial Registration Statement or six months following the Effective Date of such initial Registration Statement), but in any event by the 10th Business Day following such date or, in the event the Commission does not so indicate, no later than six months after the Effective Date of the Registration Statement filed pursuant to Section 2(a)(i) (an “Additional Filing Deadline” and, together with an Initial Filing Deadline, a “Filing Deadline”), an additional Registration Statement covering the resale of all Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous or delayed basis pursuant to Rule 415. The Company shall use its best efforts to cause each such Registration Statement to be declared effective under the Securities Act as soon as possible but, in any event, no later than 60 days following the date on which the Company becomes aware that such Registration Statement is required to be filed under this Agreement (an “Additional Effectiveness Deadline” for such Registration Statement), and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act during the Effectiveness Period. To the extent the staff of the Commission does not permit all of the Registrable Securities that have not yet been covered on an effective Registration Statement (the “Unregistered Registrable Securities”)to be registered on such additional Registration Statement, the Company shall file one or more additional Registration Statements successively trying to register on each such successive Registration Statement the maximum number of Unregistered Registrable Securities permitted by the Commission until all of the Registrable Securities have been registered with the Commission, subject to any subsequent Filing Deadline and subsequent Effectiveness Deadline and in accordance with the agreements of the Company contained in this Section 2(b). In the event that on the filing date of the applicable additional Registration Statement, the Company’s financial statements would be “stale” (more than 135 days old), the Company shall have ten (10) days from the date that the applicable financial statements are filed with the Commission as part of a 10-K or 10_Q filing to file such additional Registration Statement.

          (c) Allocation of Registrable Securities in Registration Statement. The initial number of Registrable Securities included in any Registration Statement and any increase in the number of Registrable Securities included therein shall be allocated pro rata among the Holders (based on the number of Registrable Securities held by each Holder), and any securities of the Company to be included in such Registration Statement at the time the Registration Statement covering such initial number of Registrable Securities or increase thereof is filed with the Commission. In the event that a Holder sells or otherwise transfers any of such Holder’s Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor. Any Registrable Securities included in a Registration Statement which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Holders, pro rata based on the number of Registrable Securities then held by such Holders which are covered by such Registration Statement. In no event shall the Company include any securities other than Registrable Securities on any Registration Statement without the prior written consent of the Required Holders.

          (d) Holder Cooperation. Each Holder hereby agrees:

          (i) to cooperate with the reasonable requests of Company in connection with the preparation and filing of any Registration Statement hereunder by providing the Company with information regarding such Holder which was requested by the Company in writing in order to effect the registration of such Holder’s Registrable Securities, including if requested, a statement as to (i) the identity of the beneficial owner of the Registrable Securities, (ii) the number of Registrable Securities beneficially owned by such Holder and any Affiliate thereof and (iii) the intended method of distribution of such Registrable Securities included in such Registration Statement, unless such Holder has notified the Company in writing of such Holder’s election to exclude all of such Holder’s Registrable Securities from such Registration Statement; and

          (ii) upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 4(h)(iii) such Holder will discontinue disposition of such Registrable Securities under the Registration Statement until such Holders’ receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed.

          3. Piggyback Registration Rights.

          (a) Right to Piggyback. If at any time, and from time to time, the Company proposes to file a registration statement under the Securities Act with respect to an offering of any class of equity or equity-linked securities of the Company (other than a registration statement (i) on Form S-4, Form S-8 or in each case any successor forms thereto, (ii) in respect of a dividend reinvestment or similar plan for shareholders of the Company or (iii) filed in connection with an offering made solely to existing shareholders or employees of the Company), whether or not for its own account, then the Company will give written notice (the “Piggyback Notice”) of such proposed filing to the Holders at least 30 days before the anticipated filing date. Such notice will offer the Holders the opportunity to register such amount of Registrable Securities as each Holder may request on the same terms and conditions as the proposed registration that gave rise to the Piggyback Notice (a “Piggyback Registration”). The Company will include in each Piggyback Registration all Registrable Securities for which the Company has received written requests from Holders for inclusion within ten Business Days after delivery of the Piggyback Notice, subject to Section 3(b).

          (b) Priority on Piggyback Registrations. If the Piggyback Registration is an underwritten offering, the Company will cause the managing underwriter of that proposed offering to permit the Holders that have requested Registrable Securities to be included in the Piggyback Registration to include all such Registrable Securities on the same terms and conditions as any similar securities, if any, of the Company or any other applicable selling securityholder. The right of any Holder to participate in any such underwritten offering shall be conditioned on such Holder’s entering into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company. Notwithstanding the foregoing, if the managing underwriter or underwriters of such underwritten offering advises the Company and the selling Holders in writing that, in its good faith determination, the total amount of securities that the Company and the Holders propose to include in such offering is such as to materially and adversely affect the success of such underwritten offering or that if the managing underwriter of an underwritten offering under this Section 3(b) advises the Company and such Holders in writing that the total number of shares requested to be included in such registration exceeds the number of shares of Common Stock which can be sold in such offering or that the success or pricing of the offering would be materially and adversely affected by the inclusion of all of the shares of Common Stock requested to be included, then:

          (i) if such Piggyback Registration is a primary registration by the Company for its own account, the Company will include in such Piggyback Registration in the following order of priority: (A) first, the full amount of securities proposed to be offered by the Company; (B) second, up to the full amount of securities requested to be included in such Piggyback Registration by the Holders making such Piggyback Request, allocated pro rata among such Holders, on the basis of the amount of securities requested to be included therein by each such Holder; and (C) third, any other securities requested to be included in such registration so that the total amount of securities to be included in such underwritten offering is the full amount that, in the opinion of such managing underwriter, can be sold without materially and adversely affecting the success of such underwritten offering; and

          (ii) if such Piggyback Registration is an underwritten secondary registration for the account of holders of securities of the Company, the Company will include in such registration, in the following order of priority: (A) first, the full amount of securities proposed to be included in the registration pursuant to arrangements entered into or proposed to be entered into among the Company and the holders of securities of the Company for whose account such underwritten secondary registration is being undertaken; (B) second, up to the full amount of securities requested to be included in such Piggyback Registration by the Holders making such

Piggyback Request, allocated pro rata among such Holders, on the basis of the amount of securities requested to be included therein by each such Holder; and (C) third, any other securities requested to be included in such registration so that the total amount of securities to be included in such underwritten offering is the full amount that, in the written opinion of such managing underwriter, can be sold without materially and adversely affecting the success of such underwritten offering.

          (iii) If so requested (pursuant to a timely written notice) by the managing underwriter in any underwritten offering, the Holders participating in such underwritten offering will agree not to effect any public sale or distribution (or any other type of sale, offer, disposition or other transaction as the managing underwriter determines is necessary in order to effect the underwritten offering) of any Common Stock or similar securities, including a sale pursuant to Rule 144 (but excluding any Registrable Securities included in such underwritten offering), during the 10 days prior to, and during (A) for an initial public offering of Common Shares or other similar securities of the Company, 180 days and (B) for a secondary offering of Common Shares or other similar securities of the Company, 90 days, in each case (or such additional period as the managing underwriter determines is necessary in order to effect the underwritten offering), following, the pricing date of such underwritten offering (or such longer period as may be required by the applicable underwriting agreement). In the event of such a request, the Company may impose, during such period, appropriate stop-transfer instructions with respect to the Common Stock or similar securities subject to such restrictions.

          (c) Withdrawal of Piggyback Registration.

          (i) If at any time after giving the Piggyback Notice and prior to the effective date of the Registration Statement filed in connection with the Piggyback Registration, the Company determines for any reason to delay or not to register the Piggyback Registration, the Company may, at its election, give written notice of its determination to all Holders, and (A) in the case of a determination not to register, will be relieved of its obligation to register any Registrable Securities in connection with the abandoned Piggyback Registration, without prejudice, and (B) in the case of a determination to delay the Piggyback Registration, will be permitted to delay the registration for the same period.

          (ii) Any Holder of Registrable Securities requesting to be included in a Piggyback Registration may withdraw its request for inclusion by giving written notice to the Company of its intention to withdraw from that registration, provided, however, (A) the Holder’s request must be made in writing, in the case of an underwritten offering, at least five Business Days prior to the anticipated effective date of the applicable Registration Statement, or if the registration is not an underwritten offering, at least five Business Days prior to the anticipated filing date of the applicable Registration Statement covering the Piggyback Registration, and (B) the withdrawal will be irrevocable and, after making the withdrawal, a Holder will no longer have any right to include its Registrable Securities in that Piggyback Registration.

          (iii) The Company shall be deemed to have satisfied its obligations with respect to any Piggyback Registration to any Holder under this Section 3 notwithstanding an election to withdraw under this Section 3(c).

          4. Registration Procedures.

          In connection with the Company’s registration obligations hereunder, the Company shall:

          (a) Registration Statement Form. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities covered by this Agreement, the Company shall (i) register the resale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.

          (b) Rule 424 Prospectus Filing. By 9:30 am, New York City time, on the Business Day following the applicable Effective Date and immediately following the preparation of a supplement to a Prospectus, the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the applicable, final Prospectus to be used in connection with resales pursuant to such Registration Statement.

          (c) Holder Review of Filings. Not less than ten Business Days prior to the proposed filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall furnish to the Holders complete drafts of all such documents proposed to be filed, and shall use its best efforts to reflect in each such document such comments as the Holders shall propose. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto prior to correcting information in such documents regarding a Holder to which such Holder shall object in good faith. Each Registration Statement, as of the applicable Filing Date, the applicable Effective Date and each day thereafter during which such Registration Statement remains effective (including all amendments or supplements thereto, as of their respective filing and effective dates and each day thereafter), shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Prospectus contained in such Registration Statement, as of its filing date and each day thereafter during which such Registration Statement remains effective (including all amendments and supplements thereto, as of their respective filing dates and each day thereafter), shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) Holder Requests for Inclusion of Information in Registration Statements & Prospectuses. If requested by a Holder, the Company shall (i) as soon as possible, incorporate in a prospectus supplement or post-effective amendment such information as a Holder requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as possible, make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment, except that the Company shall not be obligated to make any filings with FINRA’s Corporate Finance Department; and (iii) as soon as possible, supplement or make amendments to any Registration Statement if requested by a Holder holding any Registrable Securities.

          (e) Requirement to File Amendments and Supplements; Securities Law Compliance. The Company shall (i) prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities if not otherwise covered by another Registration Statement; (ii) cause each Registration Statement and the related Prospectus to be amended or supplemented by any post-effective amendment and any required prospectus supplement or issuer “free writing prospectus” (as defined by Rule 405 promulgated by the Commission pursuant to the Securities Act) as soon as possible so that such Registration Statement and Prospectus do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein, including upon the occurrence of any event contemplated by Section 4(h) or following a Grace Period contemplated by Section 4(g) that would require the filing of an amendment or supplement to any Registration Statement or Prospectus to the extent that such Registration Statement or Prospectus would not then contain a material misstatement or omission; (iii) respond as promptly as possible to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to the Holders as selling shareholders but not any comments that would result in the disclosure to the Holders of material and non-public information concerning the Company; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to any Registration Statement filed with the Commission and the disposition of all Registrable Securities covered by each such Registration Statement.

          (f) Avoidance of Stop Orders, etc. Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

          (g) Grace Periods. Notwithstanding anything to the contrary herein, at any time after the Effective Date of a Registration Statement, the Company may delay the disclosure of material, non-public information concerning the Company the disclosure of which at such time is not, in the good faith opinion of the board of directors of the Company, in the best interest of the

Company and, in the opinion of counsel to the Company, otherwise required to be disclosed pursuant to the Securities Act or the Exchange Act for a period of time not to exceed an aggregate of 60 days in any 12 month period (any such period, a “Grace Period”); provided, that the Company shall promptly (i) notify the Holders in writing of the existence of material, non-public information giving rise to a Grace Period, provided that in each notice the Company will not disclose the content of such material, non-public information to the Holders and the date on which the Grace Period will begin, and (ii) notify the Holders in writing of the date on which the Grace Period ends. For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Holders receive the notice referred to in clause (i) and shall end on and include the later of the date the Holders receive the notice referred to in clause (ii) and the date referred to in such notice.

          (h) Notices to Holders. Notify the Holders as promptly as possible of the following:

          (i) (i)(A) when a Registration Statement, Prospectus, any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a review of such Registration Statement by the staff of the Commission and whenever the Commission comments in writing on such Registration Statement, the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders that pertain to the Holders as selling shareholders or to the Plan of Distribution section of the Prospectus, but not information which the Company believes would constitute material and non-public information; and (C) with respect to each Registration Statement or any post-effective amendment, when the same has become effective;

          (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information that pertains to the Holders as selling shareholders or the Plan of Distribution section of the Prospectus; and

          (iii) (A) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose, including pursuant to Section 8A of the Securities Act; (B) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; or (C) of the occurrence of any event or passage of time (including due to the existence of a Grace Period) that makes (I) the financial statements included in a Registration Statement ineligible for inclusion therein or stale under Regulation S-X or (II) the Registration Statement, as of the applicable Filing Date, the applicable Effective Date and each day thereafter during which such Registration Statement remains effective (including all amendments or supplements thereto, as of their respective filing and effective dates and each day thereafter), contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Prospectus contained in such Registration Statement, as of its filing date and each day thereafter during which such Registration Statement remains effective (including all amendments and supplements thereto, as of their respective filing dates and each day thereafter), contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (j) Delivery of Copies to Holders.

          (i) Furnish to each Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the EDGAR system.

          (ii) Promptly deliver to each Holder, without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

          (k) Blue Sky. Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities, Blue Sky or other laws of such jurisdictions or governmental authorities or agencies within or outside the United States as any Holder may in writing request, and to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statements; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or subject the Company to any material tax or other material expense in any such jurisdiction where it is not then so subject.

          (l) Certificates. Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statements, which certificates shall be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

          (m) Notices to Transfer Agent, Etc. Within ten Business Days after a Registration Statement which covers Registrable Securities is declared effective by the Commission, or the Registrable Securities of such Holder are otherwise freely transferable pursuant to Rule 144, the Company shall deliver to the transfer agent for such Registrable Securities confirmation in the form attached hereto as Exhibit A. The Company shall cause its transfer agent to deliver unlegended shares of Common Stock or Registrable Securities, as the case may be, to a transferee of a Holder in connection with any sale of Registrable Securities with respect to which a Holder has entered into a contract for sale and the Company has delivered the confirmation in the form attached hereto as Exhibit A.

          (n) Exchange Act Filings. The Company shall timely file with the Commission (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company pursuant to Section 13 (a) or 15(d) of the Exchange Act. The Company will take such further action as any Holder may request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act.

          (o) Holders’ Due Diligence. Upon the written request of any Holder in connection with such Holder’s due diligence requirements, if any, the Company shall make available for inspection by (i) any Holder, (ii) such Holder’s legal counsel and (iii) one firm of accountants or other agents retained by the Holders that has previously executed a confidentiality agreement in favor of the Company in form and substance reasonably satisfactory to the Company (collectively, the “Inspectors”), all pertinent financial information, other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), and cause the Company’s officers, directors and employees to supply all information, in each case, which any Inspector may reasonably request and as shall be customary for such due diligence examinations; provided, however, that each Inspector shall hold in strict confidence and shall not make any disclosure or use of any Record or other information provided by the Company, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the Securities Act, (b) the release of such Records is ordered pursuant to a subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this Agreement or any other Transaction Document. Each Holder agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Holder) shall be deemed to limit the Holders’ ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

          (p) Comfort Letters & Legal Opinions. If any Holder is required to be named by the Commission, is deemed to be or reasonably believes it may be deemed or alleged to be, an underwriter or is required under applicable securities laws to be described in the Registration Statement as an underwriter, at the request of such Holder, the Company shall cause to be furnished to such Holder, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as any Holder may request (i) a comfort letter, dated such date, from the Company’s independent registered public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in underwritten public offerings, addressed to such Holder (A) containing statements and information of the type ordinarily included in accountants’ comfort letters to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained in the Registration Statement, and (B) confirming that they are (1) registered, independent public or certified public accountants as required by the Securities Act and the Exchange Act and (2) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X; and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given to an underwriter in an underwritten public offering, addressed to the Holders containing customary legal opinions and a “10b-5” or “negative assurance” letter or statement in its opinion letter, in each case, customary for underwritten public offerings. Neither the Company nor any subsidiary or Affiliate thereof shall identify any Holder as an underwriter in any public disclosure or filing with the Commission or any Trading Market without the prior written consent of such Holder. If the Company is required by law to identify a Holder as an underwriter in any public disclosure or filing with the Commission or any Trading Market, it must notify such Holder in advance and such Holder shall have the option, in its sole discretion, to consent to such identification as an underwriter within five Business Days or such Holder shall be deemed to have consented to have its Registrable Securities removed from the applicable Registration Statement.

          5. Registration Expenses.

          All fees and expenses incident to the Company’s performance of its obligations under this Agreement (excluding any underwriting discounts selling commissions and share transfer taxes) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation and whether or not this Agreement is terminated, (i) all registration and filing fees (including, without limitation, fees and expenses with respect to (A) applications and filings required to be made with the trading market, if any, on which the Common Stock is then listed for trading, and (B) compliance with applicable state or non-U.S. securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by any of the Holders included in the Registration Statement), (iii) messenger, telephone and delivery expenses of the Company, (iv) fees and disbursements of counsel for the Company, and (v) fees and expenses of all other Persons or firms retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. The Company shall also reimburse the Holder with the greatest number of Registrable Securities being registered on the Registration Statement for the reasonable fees and disbursements of legal counsel, in connection with the registration, filing or qualification pursuant to Sections 3 and 4 of this Agreement for each such registration, filing or qualification.

6. Indemnification.

          (a) Indemnification by the Company and the Subsidiary Guarantor. The Company and the Subsidiary Guarantors jointly and severally shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, investment advisors, partners, members, shareholders, trustees and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents, trustees and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, or any Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or any issuer free writing prospectus or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based upon information regarding such Holder or its intended method of distribution furnished in writing to the Company by such Holder expressly for use therein. The Company shall notify the Holder promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

          (b) Indemnification by Holders. Each Holder shall, notwithstanding any termination of this Agreement, severally and not jointly, indemnify and hold harmless the Company, its officers, directors, agents, investment advisors, partners, members, shareholders, trustees and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the officers, directors, agents, investment advisors, partners, members, shareholders, trustees and employees of each of such controlling Person, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or related to any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or in any amendment or supplement thereto, or arising out of or related to any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent that, such untrue statements or omissions are based upon information regarding such Holder or its intended method of distribution furnished to the Company in writing by such Holder expressly for use therein. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company and shall survive the transfer of the Registrable Securities by the Holders pursuant to Section 7(e).

          (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

          An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, counsel designated by the Indemnifying Party shall not represent the Indemnified Party), provided, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties (in addition to any local counsel). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding and does not contain any admission of wrongdoing by such Indemnified Party.

          All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 6) shall be paid to the Indemnified Party, as incurred, within 10 Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

          (d) Contribution. If a claim for indemnification under Section 6(a) or (b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other hand in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 6 was available to such party in accordance with its terms. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

          No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to indemnification or contribution from any person who was not guilty of such fraudulent misrepresentation.

          The indemnity and contribution agreements contained in this Section 6 are in addition to any other liability that the Indemnifying Parties may have to the Indemnified Parties.

7. Miscellaneous.

          (a) Specific Performance. It is understood and agreed by each of the signatories to this Agreement that money damages would not be a sufficient remedy for any breach of this Agreement by any party and each non-breaching party shall be entitled to specific performance, injunctive, recessionary or other equitable relief as remedy for any such breach.

          (b) No Third Party Beneficiaries. All Holders, whether or not they are beneficial or registered holders of Securities as of the date of this Agreement, are intended to be third-party beneficiaries of this Agreement. Except as set forth in the preceding sentence, nothing in this Agreement is intended to confer any rights or remedies under or by reason of this Agreement on any Person other than the parties hereto, or is anything in this Agreement intended to relieve or discharge the obligation of any third party to any party to this Agreement, nor shall any provision give any third party any right of subrogation or action over or against any party to this Agreement.

          (c) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

          (d) Notices. All notices, requests, demands, claims and other communications hereunder shall be in writing and shall be (a) transmitted by hand delivery, (b) mailed by first class, registered or certified mail, postage prepaid, (c) transmitted by overnight courier, or (d) transmitted by electronic mail (“email”) or telecopy with confirmation and follow-up copy delivered in the manner set forth in any of (a), (b) or (c) above, and in each case, at the address set forth below or such other address for a party as such party may specify by giving notice as specified herein:

If to the Company:	HC Innovations, Inc. 10 Progress Drive Suite 200 Shelton, Connecticut 06484 Telephone: (203) 925-9600 Fax: Attention:

with a copy to (for informational purposes only):	Gersten Savage LLP 600 Lexington Avenue -9th Floor New York, NY 10022 Attention:

If to a Holder	To the address or electronic mail set forth under such Holder’s name on Exhibit B to this Agreement with a copy to (for informational purposes only):

Thompson Hine LLP 335 Madison Avenue 12th Floor New York, New York 10017-4611 Telephone: (212) 344-5680 Fax: (212) 344-6101 Attention: John M. Clapp

Notices mailed or transmitted in accordance with the foregoing shall be deemed to have been given upon receipt.

          (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon, the parties hereto and their respective successors and permitted assigns. The Company may not assign its rights or obligations hereunder without the prior written consent of the Required Holders.

          (f) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

          (g) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

          (h) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

          (i) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (j) Headings. The headings of the sections, paragraphs and subsections of this Agreement are inserted for convenience only and shall not affect the interpretation hereof.

          (k) Amendment of Registration Rights. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Holders.

          (l) Limitation on Obligations. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder, and no provision of this Agreement is intended to confer any obligations on any Holder vis-a-vis any other Holder. Nothing contained herein, and no action taken by any Holder pursuant hereto, shall be deemed to constitute the Holder as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

          (m) Termination. This Agreement and the obligations of the parties hereunder shall terminate on such date as the Holders no longer own any Registrable Securities, except for any liabilities or obligations under 5 and 6 hereof.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

HC INNOVATIONS, INC.

By: ____________________________
Name: DAVID CHESS
Title: CHIEF EXECUTIVE OFFICER

Texas Enhanced Care Initiatives, Inc.

By: ____________________________
Name:
Title:

Enhances Care Initiative of Alabama, Inc.

By: ____________________________
Name:
Title:

Enhanced Care Initiatives, Inc.

By: ____________________________
Name:
Title:

Enhanced Care Initiatives, Inc.

By: ____________________________
Name:
Title:

NP Care, LLC (Connecticut)

By: ____________________________
Name:
Title:

NP Care, LLC (Florida)

By: ____________________________
Name:
Title:

NP Care of Illinois, LLC

By: ____________________________
Name:
Title:

Enhanced Care Initiatives of MA, Inc.

By: ____________________________
Name:
Title:

NP Care of New Jersey, LLC

By: ____________________________
Name:
Title:

Enhances Care Initiative of New York, Inc.

By: ____________________________
Name:
Title:

[Signature page to Registration Rights Agreement]

Resident Care Medicine of New York, PLLC.

By: ______________________
Name:
Title:

NP Care of Ohio, LLC

By: ______________________
Name:
Title:

Enhances Care Initiative of Tennessee, Inc.

By: ______________________
Name:
Title:

NP Care of Tennessee, LLC

By: ______________________
Name:
Title:

[Signature page to Registration Rights Agreement]

HOLDERS:

WELWYN MANAGEMENT COMPANY

By: ______________________________
Name: Richard DeLater
Title: AGENT

JAMES J. BIGL REVOCABLE TRUST

By: ______________________________
Name: James J. Bigl
Title:

BRAHMA FINANCE (BVI) LIMITED

By: ______________________________
Name: Nicholas Barham
Title:

PACIFIC AERIE HOLDING LLC

By: ______________________________
Name: Jon T. Lamé
Title: Manager

THE KENNETH D. LAMÉ LIVING TRUST

By: ______________________________
Name: Kenneth D. Lamé
Title: Manager

[Signature pages to the Registration Rights Agreement]

HOLDERS:

WELWYN MANAGEMENT COMPANY

By: ______________________________
Name: Richard DeLater
Title:

JAMES J. BIGL REVOCABLE TRUST

By: ______________________________
Name: James J. Bigl
Title: Trustee

BRAHMA FINANCE (BVI) LIMITED

By: ______________________________
Name: Nicholas Barham
Title:

PACIFIC AERIE HOLDING LLC

By: ______________________________
Name: Jon T. Lamé
Title: Manager

THE KENNETH D. LAMÉ
LIVING TRUST

By: ______________________________
Name: Kenneth D. Lamé
Title: Manager

[Signature pages to the Registration Rights Agreement]

HOLDERS:

WELWYN MANAGEMENT COMPANY

By: ______________________
Name: Richard DeLater
Title:

JAMES J. BIGL REVOCABLE TRUST

By: ______________________
Name: James J. Bigl
Title:

BRAHMA FINANCE (BVI) LIMITED

By: [signature]
Name: Nicholas Barham
Title: Director

PACIFIC AERIE HOLDING LLC

By: ______________________
Name: Jon T. Lamé
Title: Manager

THE KENNETH D. LAMÉ LIVING TRUST

By: ______________________
Name: Kenneth D. Lamé
Title: Manager

[Signature pages to the Registration Rights Agreement]

2008-Dec-22 10:03 PM Arlington 00442073895011 4/4

HOLDERS:

WELWYN MANAGEMENT COMPANY

By: ______________________________
Name: Richard DeLater
Title:

JAMES J. BIGL REVOCABLE TRUST

By: ______________________________
Name: James J. Bigl
Title:

BRAHMA FINANCE (BVI) LIMITED

By: ______________________________
Name: Nicholas Barham
Title:

PACIFIC AERIE HOLDING LLC

By: ______________________________
Name: Jon T. Lamé
Title: Manager

THE KENNETH D. LAMÉ LIVING TRUST

By: ______________________________
Name: Kenneth D. Lamé
Title: Manager

[Signature pages to the Registration Rights Agreement]

RICHARD F. DELATER

By: ______________________________

[Signature page to Registration Rights Agreement]

Exhibit A

Form of Notice to Transfer Agent

[TRANSFER AGENT]
Attn.:

Re: HC Innovations, Inc.

Ladies and Gentlemen:

          We are counsel to HC Innovations, Inc., a Delaware corporation (the “Company”). [The Registration Statement on Form S-1 (File No. 333-_____) of the Company (the “Registration Statement”) has been declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”). The Registration Statement covers the resale of the Company’s common stock by the selling security holders listed therein. As a result, the common stock held by such holders is available for resale under the Securities Act pursuant to the Registration Statement.]

          [The shares of common stock held by _____ [holder] may be freely resold under the Securities Act without restriction under Rule 144 of the Securities Act.]

          This letter shall serve as our standing instruction to you that the shares of Common Stock are freely transferable by the Holders pursuant [to the Registration Statement] [Rule 144 of the Securities Act]. You need not require further letters from us to effect any future legend-free issuance or reissuance of shares of Common Stock to the Holders as contemplated by the Company’s Irrevocable Transfer Agent Instructions dated [_____________].

Very truly yours,

[ISSUER’S COUNSEL]

By:

cc: [List Names of Holders]

Exhibit B

Holder Information

Welwyn Management Company

901 Via Laguno

Winter Park, FL 32789

Attention: Richard F. DeLater

Brahma Finance (BVI) Limited

Le Roccabella

24 Avenue Princesse Grace

Monte-Carlo, MC 98000

Monaco

The Kenneth D. Lamé Living Trust

8813 S. Blue Jay Circle

Salt Lake City, UT 84121

James J. Bigl Revocable Trust

4010 N.E. 26th Avenue

Lighthouse Point

Pompano Beach, FL 33064

Pacific Aerie Holding LLC

8813 S. Blue Jay Circle

Salt Lake City, UT 84121

Attention: Kenneth D. Lamé

Richard DeLater

P.O. Box 1523

Winter Park, FL 32790